BLACKROCK STRATEGIC GLOBAL BOND FUND, INC.
(the “Fund”)
Supplement dated October 1, 2026 (the “Supplement”)
to the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information (“SAI”),
each dated April 30, 2026, as supplemented to date
On September 9, 2026, the Board of Directors of the Fund approved a change in the name of the Fund to “BlackRock Global Total Return Fund, Inc.” and certain changes to the Fund’s investment strategies. These changes are expected to become effective on or about December 1, 2026.
Accordingly, effective on or about December 1, 2026, the following changes are expected to be made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:
Change in the Fund’s Name
All references to “BlackRock Strategic Global Bond Fund, Inc.” are changed to “BlackRock Global Total Return Fund, Inc.” to reflect the Fund’s new name.
Change in the Fund’s Investment Strategies
The second paragraph of the section of each Summary Prospectus entitled “Key Facts About BlackRock Strategic Global Bond Fund, Inc. — Principal Investment Strategies of the Fund” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Strategic Global Bond Fund, Inc. — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:
The Fund will spread its investments among different types of fixed-income securities and different countries based upon Fund management’s analysis of the yield, maturity and currency considerations affecting these securities. The fixed-income securities in which the Fund may invest include: U.S. and foreign corporate fixed-income securities; obligations issued or guaranteed by the U.S. Government or a foreign government or their agencies, instrumentalities or political subdivisions; mortgage-backed securities, including agency mortgage pass-through securities and commercial mortgage-backed securities; mortgage to‑be‑announced (“TBA”) securities; municipal securities; and asset-backed securities. The Fund’s investments may include junk bonds and unrated securities, and the Fund may invest up to 100% of its assets in securities classified as junk bonds.
The second paragraph of the section of each Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:
There is no restriction on the types of debt securities the Fund can buy or on the maturity of those securities. The fixed-income securities in which the Fund may invest include U.S. and foreign corporate fixed-income securities; obligations issued or guaranteed by the U.S. Government or a foreign government or their agencies, instrumentalities or political subdivisions; mortgage-backed securities, including agency mortgage pass-through securities and commercial mortgage-backed securities; mortgage to‑be‑announced (“TBA”) securities; municipal securities; and asset-backed securities. The Fund also may invest in securities issued by certain international organizations. The Fund’s investments may include junk bonds and unrated securities, and the Fund may invest up to 100% of its assets in securities classified as junk bonds. The Fund will spread its investments among different types of fixed-income securities and different countries based upon Fund management’s analysis of the yield, maturity and currency considerations affecting these securities.

The first eleven paragraphs following the chart of the section of the SAI entitled “Part I: Information About the Fund — I. Investment Objectives and Policies” beginning on page I‑5 are deleted in their entirety.
Shareholders should retain this Supplement for future reference.
PR2SAI‑SGB‑1026SUP